UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2022 (February 18, 2022)

NATIONAL HEALTHCARE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-13489 (Commission File Number)	52-2057472 (I.R.S. Employer Identification No.)
100 E. Vine Street Murfreesboro, Tennessee (Address of Principal Executive Offices)		37130 (Zip Code)

Registrant’s telephone number, including area code: (615) 890-2020

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	NHC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1988 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial standards pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02.         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

National HealthCare Corporation (“NHC”) issued a press release on February 18, 2022, announcing its December 31, 2021 earnings. The entire press release is attached as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01.         FINANCIAL STATEMENTS AND EXHIBITS.

(d)         Exhibits.

Exhibit No.	Description of Exhibit
99.1	Copy of press release issued on February 18, 2022 by National HealthCare Corporation announcing December 31, 2021 earnings.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:         February 22, 2022

NATIONAL HEALTHCARE CORPORATION

By:	/s/	Brian F. Kidd
Name: Title:	Brian F. Kidd Senior VP/Controller Principal Accounting Officer